UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   February 28, 2007
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                      AMERICAN MORTGAGE ACCEPTANCE COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

                                  MASSACHUSETTS
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                 (State or Other Jurisdiction of Incorporation)

             0-23972                                13-6972380
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     (Commission File Number)            (IRS Employer Identification No.)

           625 MADISON AVENUE
           NEW YORK, NEW YORK                            10022
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 (Address of Principal Executive Offices)              (Zip Code)

                            (212) 317-5700
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              (Registrant's Telephone Number, Including Area Code)

                            Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

         On February 28, 2007, American Mortgage Acceptance Company (the "Registrant") issued a press release (the "Press Release") announcing that the Registrant expects Adjusted Funds from Operations ("AFFO") per share for 2007 to be between approximately $0.95 and $1.00 and GAAP net income per share for 2007 to be between approximately $0.79 and $0.84. In connection with this guidance, the Registrant expects that the dividend per share in 2007 will reflect a payout ratio of 90% - 95% of AFFO. As was the case in 2006, the Registrant will continue to report both Funds from Operations ("FFO") and AFFO. AFFO excludes the changes in the fair value of derivative instruments, net of certain associated costs. The changes in the fair value of these derivative instruments will not have an impact on the Registrant's dividend per share.


         A copy of the Press Release is attached to this report on Form 8-K as
Exhibit 99.1 and incorporated herein by reference. The information included in this Item 7.01, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished solely pursuant to this Item 7.01, and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any filing under the Securities Act of 1933, as amended ("Securities Act") or the Exchange Act, or otherwise subject to the liabilities of Sections 11 and 12
(a) (2) of the Securities Act.


Item 9.01.        Financial Statements and Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Not applicable

                  (d) Exhibits

                      99.1 Press Release dated February 28, 2007, "American Mortgage Acceptance Company Issues Earnings and Dividend Guidance for 2007"

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 28, 2007                     By: /s/ Robert L. Levy
                                                ------------------
                                                Robert L. Levy
                                                Chief Financial Officer

                                  Exhibit Index
                                  -------------

                      99.1 Press Release dated February 28, 2007, "American Mortgage Acceptance Company Issues Earnings and Dividend Guidance for 2007"